SIDLEY AUSTIN LLP ONE SOUTH DEARBORN STREET CHICAGO, IL 60603 +1 312 853 7000 +1 312 853 7036 AMERICA • ASIA PACIFIC • EUROPE	Exhibit 5.1

November 6, 2020

OneMain Holdings, Inc.
601 N.W. Second Street
Evansville, Indiana 47708

OneMain Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by OneMain Holdings, Inc., a Delaware corporation ( “OMH”), and OneMain Finance Corporation, an Indiana corporation (“OMFC”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of an unlimited amount of:

(i)
shares of OMH’s common stock, par value $0.01 per share (the “Common Stock”);

(ii)
shares of OMH’s preferred stock, par value $0.01 per share (the “Preferred Stock”);

(iii)
depositary shares of OMH representing fractional interests in shares of Preferred Stock (the “Depositary Shares”);

(iv)
debt securities of OMH (the “OMH Debt Securities”) or OMFC (the “OMFC Debt Securities” and, together with the OMH Debt Securities, the “Debt Securities”), which may be unsecured senior, subordinated or junior subordinated debt securities;

(v)
guarantees of the OMH Debt Securities by OMFC (the “OMFC Debt Guarantees”) and guarantees of the OMFC Debt Securities by OMH (the “OMH Debt Guarantees” and, together with the OMFC Debt Guarantees, the “Debt Guarantees”);

(vi)
warrants of OMH to purchase shares of Common Stock, Preferred Stock or OMH Debt Securities (the “Warrants”);

(vii)
stock purchase contracts of OMH (the “Stock Purchase Contracts”), obligating the holders thereof to purchase from or sell to OMH and OMH to sell to or purchase from the holders thereof, shares of Common Stock or Preferred Stock at a future date or dates; and

(viii)
stock purchase units of OMH (the “Stock Purchase Units”), each representing ownership of a Stock Purchase Contract and OMH Debt Securities, Preferred Stock or debt obligations of third parties, including U.S. Treasury securities, or any combination of the foregoing, securing the holder’s obligation to purchase shares of Common Stock or Preferred Stock, as applicable, under the Stock Purchase Contract.

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

The Common Stock, the Preferred Stock, the Depositary Shares, the Debt Securities, the Debt Guarantees, the Warrants, the Stock Purchase Contracts and the Stock Purchase Units are collectively referred to herein as the “Securities.”

Unless otherwise specified in the applicable prospectus supplement:

(1)          the Depositary Shares will be issued under a deposit agreement (a “Deposit Agreement”) between OMH and a depositary (the “Depositary”);

(2)          the OMH Debt Securities and the OMFC Debt Guarantees, as applicable, will be issued under one or more indentures (each, an “OMH Indenture”) to be entered into among OMH, OMFC, as guarantor, as applicable, and Wilmington Trust, National Association, as trustee (the “OMH Trustee”);

(3)          the OMFC Debt Securities and the OMH Debt Guarantees will be issued under that certain indenture, dated as of December 3, 2014 (the “OMFC Indenture”), among OMFC, OMH, as guarantor, and Wilmington Trust, National Association, as trustee (the “OMFC Trustee”);

(4)          the Warrants will be issued under a warrant agreement (the “Warrant Agreement”) to be entered into between OMH and a warrant agent (the “Warrant Agent”);

(5)          the Stock Purchase Contracts will be issued under a stock purchase contract agreement (the “Stock Purchase Contract Agreement”) to be entered into between OMH and a purchase contract agent (the “Stock Purchase Contract Agent”); and

(6)          the Stock Purchase Units will be issued under a stock purchase unit agreement (the “Stock Purchase Unit Agreement”) to be entered into between OMH and a unit agent (the “Stock Purchase Unit Agent”);

in each case substantially in the form that has been or will be filed as an exhibit to the Registration Statement.

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the exhibits thereto, the certificate of incorporation of OMH, as amended to the date hereof (the “OMH Charter”), the bylaws of OMH, as amended to the date hereof (the “OMH Bylaws”), the resolutions (the “OMH Resolutions”) adopted by the board of directors of OMH (the “OMH Board”), the articles of incorporation of OMFC, as amended to the date hereof (the “OMFC Charter”), the by-laws of OMFC, as amended to the date hereof (the “OMFC By-Laws”), and the resolutions (the “OMFC Resolutions”) adopted by the board of directors of OMFC (the “OMFC Board”) relating to the Registration Statement.  We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of OMH, OMFC and others, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter.  We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination.  As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of OMH and OMFC.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.          With respect to an offering of shares of Common Stock covered by the Registration Statement, such shares of Common Stock will be validly issued, fully paid and nonassessable when:  (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such shares of Common Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the OMH Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the OMH Charter, the OMH Bylaws and the OMH Resolutions authorizing the issuance and sale of such shares of Common Stock; and (iv) certificates representing such shares of Common Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof or, if any such shares of Common Stock are to be issued in uncertificated form, OMH’s books shall reflect the issuance of such shares of Common Stock in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof.

2.          The issuance and sale of each series of Preferred Stock covered by the Registration Statement will be duly authorized, and each share of such series of Preferred Stock will be validly issued, fully paid and nonassessable, when:  (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such series of Preferred Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the OMH Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the OMH Charter, the OMH Bylaws and the OMH Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock and authorizing the issuance and sale of such series of Preferred Stock; (iv) OMH shall have filed with the Secretary of State of the State of Delaware a Certificate of Designations with respect to such series of Preferred Stock in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and in conformity with the OMH Charter and such final resolutions; and (v) certificates representing such series of Preferred Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, OMH’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

3.          The Depositary Shares covered by the Registration Statement will be validly issued and entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement relating to the Depositary Shares when:  (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the Depositary Shares and the series of Preferred Stock underlying such Depositary Shares shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Deposit Agreement shall have been duly authorized, executed and delivered by OMH and duly executed and delivered by the Depositary named in the Deposit Agreement; (iv) the OMH Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the OMH Charter, the OMH Bylaws and the OMH Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock underlying such Depositary Shares and authorizing the issuance and sale of such series of Preferred Stock; (v) OMH shall have filed with the Secretary of State of the State of Delaware a Certificate of Designations with respect to such series of Preferred Stock underlying such Depositary Shares in accordance with the DGCL and in conformity with the OMH Charter and such final resolutions; (vi) certificates representing the series of Preferred Stock underlying such Depositary Shares shall have been duly executed, countersigned and registered and duly delivered against payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, OMH’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof; and (vii) the depositary receipts evidencing the  Depositary Shares shall have been duly executed and delivered by the Depositary in the manner set forth in the Deposit Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

4.          Each issue of Warrants covered by the Registration Statement will constitute valid and binding obligations of OMH when:  (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such issue of Warrants and the Common Stock, Preferred Stock or OMH Debt Securities issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by OMH and duly executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the OMH Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the OMH Charter, the OMH Bylaws and the OMH Resolutions authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (v) if such Warrants are exercisable for shares of Common Stock, the actions described in paragraph 1 above shall have been taken; (vi) if such Warrants are exercisable for shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (vii) if such Warrants are exercisable for OMH Debt Securities, the actions described in paragraph 5 below shall have been taken; and (viii) certificates representing such issue of Warrants shall have been duly executed, countersigned and issued in accordance with such Warrant Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

5.          The OMH Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of OMH and the OMFC Debt Guarantees (if any) of each such series of OMH Debt Securities will constitute valid and binding obligations of OMFC when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the applicable OMH Indenture (including any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended; (ii) a prospectus supplement with respect to such series of OMH Debt Securities and the related OMFC Debt Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable OMH Indenture shall have been duly authorized, executed and delivered by OMH, OMFC and the OMH Trustee; (iv) all necessary corporate action shall have been taken by OMH to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of OMH Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of OMH Debt Securities and the related OMFC Debt Guarantees (if any) and the applicable OMH Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officer’s certificate establishing the form and terms of such series of OMH Debt Securities as contemplated by the applicable OMH Indenture; (v) all necessary corporate action shall have been taken by OMFC to authorize the terms and issuance of its OMFC Debt Guarantee (if any) related to such series of OMH Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of OMH Debt Securities and the related OMFC Debt Guarantees (if any) and the applicable OMH Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such OMFC Debt Guarantee (if any) as contemplated by the applicable OMH Indenture; (vi) a supplemental indenture or officer’s certificate establishing the form and terms of such series of OMH Debt Securities shall have been duly executed and delivered by OMH, OMFC (in the case of such a supplemental indenture) and the OMH Trustee (in the case of such a supplemental indenture) or by duly authorized officers of OMH (in the case of such an officer’s certificate), in each case in accordance with the provisions of the OMH Charter, the OMH Bylaws, final resolutions of the OMH Board or a duly authorized committee thereof and the applicable OMH Indenture and, if applicable, the OMFC Charter, the OMFC By-Laws, final resolutions of the OMFC Board or a duly authorized committee thereof; and (vii) the certificates evidencing the OMH Debt Securities of such series shall have been duly executed and delivered by OMH (and any endorsement or notation of the OMFC Debt Guarantee (if any) associated with such series of OMH Debt Securities (each, a “Notation of OMFC Debt Guarantee”) shall have been duly executed and delivered by OMFC), authenticated by the OMH Trustee and issued, all in accordance with the OMH Charter, the OMH Bylaws, final resolutions of the OMH Board or a duly authorized committee thereof, the applicable OMH Indenture and the supplemental indenture or officer’s certificate, as the case may be, establishing the form and terms of the OMH Debt Securities of such series, and, if applicable, the OMFC Charter, the OMFC By-Laws and final resolutions of the OMFC Board or a duly authorized committee thereof, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

6.          The OMFC Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of OMFC and the OMH Debt Guarantees (if any) of each such series of OMFC Debt Securities will constitute valid and binding obligations of OMH when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of OMFC Debt Securities and the related OMH Debt Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) all necessary corporate action shall have been taken by OMFC to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of OMFC Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of OMFC Debt Securities and the related OMH Debt Guarantees (if any) and the OMFC Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officer’s certificate establishing the form and terms of such series of OMFC Debt Securities as contemplated by the OMFC Indenture; (iv) all necessary corporate action shall have been taken by OMH to authorize the terms and issuance of the OMH Debt Guarantee (if any) related to such series of OMFC Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of OMFC Debt Securities and the related OMH Debt Guarantees (if any) and the OMFC Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such OMH Debt Guarantee (if any) as contemplated by the OMFC Indenture; (v) a supplemental indenture or officer’s certificate establishing the form and terms of such series of OMFC Debt Securities shall have been duly executed and delivered by OMFC, OMH (in the case of such a supplemental indenture) and the OMFC Trustee (in the case of such a supplemental indenture) or by duly authorized officers of OMFC (in the case of such an officer’s certificate), in each case in accordance with the provisions of the OMFC Charter, the OMFC By-Laws and the final resolutions of the OMFC Board or a duly authorized committee thereof, and the OMFC Indenture and, if applicable, the OMH Charter, the OMH Bylaws and final resolutions of the OMH Board or a duly authorized committee thereof; and (vi) the certificates evidencing the OMFC Debt Securities of such series shall have been duly executed and delivered by OMFC and any endorsement or notation of OMH Debt Guarantee (if any) associated with such series of OMFC Debt Securities (each, a “Notation of OMH Debt Guarantee”) shall have been duly executed and delivered by OMH, authenticated by the OMFC Trustee and issued, all in accordance with the OMFC Charter, the OMFC By-Laws and the final resolutions of the OMFC Board or a duly authorized committee thereof, the OMFC Indenture and the supplemental indenture or officer’s certificate, as the case may be, establishing the form and terms of the OMFC Debt Securities of such series and, if applicable, the OMH Charter, the OMH Bylaws and final resolutions of the OMH Board or a duly authorized committee thereof, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

7.          The Stock Purchase Contracts will constitute valid and binding obligations of OMH when:  (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Stock Purchase Contract Agreement relating to such Stock Purchase Contracts shall have been duly authorized, executed and delivered by OMH and duly executed and delivered by the Stock Purchase Contract Agent named in the Stock Purchase Contract Agreement; (iv) the OMH Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the OMH Charter, the OMH Bylaws and the OMH Resolutions authorizing the execution, delivery, issuance and sale of such Stock Purchase Contracts; (v) if such Stock Purchase Contracts relate to the issuance and sale of shares of Common Stock, the actions described in paragraph 1 above shall have been taken; (vi) if such Stock Purchase Contracts relate to the issuance and sale of shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; and (vii) certificates representing such Stock Purchase Contracts shall have been duly executed, countersigned and registered in accordance with the Stock Purchase Contract Agreement and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement against payment of the agreed consideration therefor.

8.          The Stock Purchase Units will constitute valid and binding obligations of OMH when:  (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Stock Purchase Unit Agreement relating to such Stock Purchase Units shall have been duly authorized, executed and delivered by OMH and duly executed and delivered by the Stock Purchase Unit Agent named in the Stock Purchase Unit Agreement; (iv) the OMH Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the OMH Charter, the OMH Bylaws and the OMH Resolutions authorizing the execution, delivery, issuance and sale of such Stock Purchase Units; (v) the actions described in paragraph 7 above shall have been taken; (vi) if such Stock Purchase Units relate to the issuance and sale of shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (vii) if such Stock Purchase Units relate to the issuance and sale of OMH Debt Securities, the actions described in paragraph 5 above shall have been taken; and (viii) certificates representing such Stock Purchase Units shall have been duly executed, countersigned and registered and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement against payment of the agreed consideration therefor.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.  Our opinions are also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Debt Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i)          the applicable Securities being offered will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto;

(ii)         the execution, delivery and performance by OMH and OMFC, as applicable, of the Deposit Agreement, the OMH Indenture (and any supplemental indenture thereto), any supplemental indenture to the OMFC Indenture, the Warrant Agreement, the Stock Purchase Contract Agreement and the Stock Purchase Unit Agreement, as applicable, and the performance by OMH and OMFC, as applicable, of the OMFC Indenture and the issuance, sale and delivery of the applicable Securities will not (A) in the case of OMH, contravene or violate the OMH Charter or OMH Bylaws, or, in the case of OMFC, contravene or violate the OMFC Charter or OMFC By-Laws, (B) violate any law, rule or regulation applicable to OMH or OMFC, as applicable, (C) result in a default under or breach of any agreement or instrument binding upon OMH or OMFC, as applicable, or any order, judgment or decree of any court or governmental authority applicable to OMH or OMFC, as applicable, or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

(iii)          in the case of OMH Debt Guarantees, the execution, delivery and performance by OMH of any supplemental indenture establishing the form and terms of such series of OMFC Debt Securities and of any Notation of OMH Debt Guarantee associated with the relevant series of OMFC Debt Securities and the performance by OMH of the OMFC Indenture (including any relevant OMH Debt Guarantee), as the case may be, will not (A) contravene or violate the OMH Charter or OMH Bylaws, or any law, rule or regulation applicable to OMH, (B) result in a default under or breach of any agreement or instrument binding upon OMH or any order, judgment or decree of any court or governmental authority applicable to OMH or (C) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iv)          in the case of OMFC Debt Guarantees, the execution, delivery and performance by OMFC of any supplemental indenture establishing the form and terms of such series of OMH Debt Securities and of any Notation of OMFC Debt Guarantee associated with the relevant series of OMH Debt Securities and the performance by OMFC of the OMH Indenture (including any relevant OMFC Debt Guarantee), as the case may be, will not (A) contravene or violate the OMFC Charter or OMFC By-Laws, or any law, rule or regulation applicable to OMFC, (B) result in a default under or breach of any agreement or instrument binding upon OMFC or any order, judgment or decree of any court or governmental authority applicable to OMFC or (C) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(v)          the OMFC Indenture will not have been modified or amended (other than by a supplemental indenture or officer’s certificate establishing the form and terms of the OMFC Debt Securities of any series and, if applicable, creating the form and terms of any related OMH Debt Guarantee);

(vi)          the authorization thereof by OMH and OMFC, as the case may be, will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof; and

(vii)         in the case of OMH, the OMH Charter, the OMH Bylaws and the OMH Resolutions, each as currently in effect, will not have been modified or amended and will be in full force and effect, and, in the case of OMFC, the OMFC Charter, the OMFC By-Laws and the OMFC Resolutions, each as currently in effect, will not have been modified or amended and will be in full force and effect.

We have further assumed that each Warrant Agreement, each Warrant, each Deposit Agreement, each Stock Purchase Contract, each Stock Purchase Contract Agreement, each Stock Purchase Unit, each Stock Purchase Unit Agreement, each OMH Indenture, each indenture supplement to each OMH Indenture, the OMFC Indenture, each supplement to the OMFC Indenture, and each series of Debt Securities (and any related Debt Guarantees) will be governed by the laws of the State of New York.

OneMain Holdings, Inc.
OneMain Finance Corporation
November 6, 2020

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and at all relevant times was, is and will be validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and at all relevant times had, has and will have full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument at all relevant times was, is and will be a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto; provided, that we make no assumption in clause (iii) insofar as such assumption relates to OMH or OMFC and is expressly covered by our opinions set forth herein.

We have also assumed that no event has occurred or will occur that would cause the release of the applicable OMH Debt Guarantee under the terms of the OMFC Indenture and any applicable supplemental indenture thereto.

This opinion letter is limited to the DGCL and the laws of the State of New York (excluding the securities laws of the State of New York).  We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America, the laws of the State of Indiana or any state securities or blue sky laws.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement.  In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP